Offerings - Offering: 1	May 29, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 215,844,245.85
Fee Rate	0.01381%
Amount of Registration Fee	$ 29,808.09
Offering Note	Transaction Valuation calculated as the aggregate maximum purchase price for shares of beneficial interest. Amount of Filing Fee is calculated at 0.013810% of the Transaction Valuation.